UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 12, 2005

                           SIBERIAN ENERGY GROUP INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                Nevada                 333-118902          52-2207080
     ---------------------------      -----------     -------------------
     (State  or  other  jurisdiction  (Commission       (IRS  Employer
           of  incorporation)         File  Number)  Identification  No.)

           275  Madison  Ave,  6th  Floor,  New  York,  NY    10016
           ----------------------------------------------------------
           (Address  of  principal  executive offices)      (Zip Code)


                                 (212)  828-3011
                         -------------------------------
                          Registrant's  telephone  number

         --------------------------------------------------------------

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

     On February 13, 2006, Elena Pochapski, Siberian Energy Group Inc.'s (the "Company's") Chief Financial Officer and a Director of the Company exercised all 100,000 of her 2003 stock options, and purchased 100,000 restricted shares of the Company's common stock at an exercise price of $0.14 per share, for aggregate consideration of $14,000, which was received by the Company on February 14, 2006. The Company claims an exemption from registration afforded by
Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company.

     On February 16, 2006, the Company issued 40,000 restricted shares of our common stock to Ann L. Stephenson Group Inc., in consideration for Public Relations services previously rendered to the Company. The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company.

     Effective December 22, 2005, the Company entered into a Warrant Agreement with Victor Repin, a greater than 5% shareholder of the Company, in consideration for his help and assistance in successfully closing the Company's Joint Venture with Baltic Petroleum (E&P) Limited in November 2005 (the "Joint Venture"). Pursuant to Mr. Repin's Warrant Agreement, he has the right to purchase 300,000 shares of the Company's common stock at $1.00 per share, 150,000 shares of the Company's common stock at $2.00 per share and 150,000 shares of the Company's common stock at $2.50 per share (the "Repin Warrants"). The Repin Warrants expire three years from the date they were granted. The Repin Warrants contain a cashless exercise provision, whereby Mr. Repin can use shares of common stock exercisable in connection with the Repin Warrants to pay the exercise price of Repin Warrant shares of common stock. The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient will take the shares for investment and not resale and the Company will take appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company.

     Effective December 22, 2005, the Company entered into a Warrant Agreement with Ludmila Shirko, an individual, in consideration for her help and assistance in successfully closing the Company's Joint Venture with Baltic Petroleum (E&P) Limited in November 2005. Pursuant to Mrs. Shirko's Warrant Agreement, she has the right to purchase 100,000 shares of the Company's common stock for $1.00 per share (the "Shirko Warrants"). The Shirko Warrants expire three (3) years from the date they were granted. The Shirko Warrants contain a cashless exercise provision, whereby Mr. Shirko can use shares of common stock exercisable in connection with the Shirko Warrants to pay the exercise price of Shirko Warrant shares of common stock. The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient will take the shares for investment and not resale and the Company will take appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company.

     Effective December 22, 2005, the Company agreed to issue Sergey Usenkov 60,000 restricted shares of the Company's common stock in consideration for services rendered to Mr. Repin in connection with the Joint Venture. The 60,000 restricted shares have not been issued as of the date of this Report. The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company.

ITEM 8.01 - OTHER EVENTS

                 Certain Relationships and Related Transactions

     On December 12, 2005, the Company's Chief Executive Officer, President and Director, David Zaikin agreed to transfer 250,000 shares of the Company's restricted common stock which he held to the Jewish Russian Community Center of Toronto, Ontario, Canada (the "JRCC"). The shares were transferred to the JRCC as a charitable donation from Mr. Zaikin personally. The actual transfer of shares was affected February 16, 2006.

     On December 12, 2005, the Company's Chief Financial Officer and Director, Elena Pochapski, agreed to transfer 75,000 shares of the Company's restricted common stock which she held to the Jewish Russian Community Center of Toronto, Ontario, Canada (the "JRCC"). The shares were transferred to the JRCC as a charitable donation from Ms. Pochapski personally. The actual transfer of shares was affected February 16, 2006.

     Effective December 22, 2005, the Company entered into a Warrant Agreement with Victor Repin, a greater than 5% shareholder of the Company, in consideration for his help and assistance in successfully closing the Company's Joint Venture with Baltic Petroleum (E&P) Limited in November 2005. Pursuant to Mr. Repin's Warrant Agreement, he has the right to purchase 300,000 shares of the Company's common stock at $1.00 per share, 150,000 shares of the Company's common stock at $2.00 per share and 150,000 shares of the Company's common stock at $2.50 per share.

     On February 13, 2006, Elena Pochapski, the Company's Chief Financial Officer and a Director of the Company exercised all 100,000 of her 2003 stock options, and purchased 100,000 restricted shares of the Company's common stock at an exercise price of $0.14 per share, for aggregate consideration of $14,000, which was received by the Company on February 13, 2006.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIBERIAN ENERGY GROUP INC.

By: /s/ David Zaikin
--------------------
David Zaikin, Chief Executive Officer

Dated: February 28, 2006

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